UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 1, 2022, Aravive, Inc. (the “Company”) held its 2022 Special Meeting of Stockholders (the “Special Meeting”) at which the Company’s stockholders voted on two (2) proposals (the “Proposals”) and cast their votes as described below.  These Proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, which was filed with the Securities and Exchange Commission (“SEC”) on February 11, 2022, as supplemented by the filing with the SEC of definitive additional materials on March 21, 2022 (the “Definitive Proxy Statement”).

The final results for the Proposals as set forth in the Definitive Proxy Statement are as follows:

Proposal 1—Issuance Proposal

The stockholders ratified and approved, for the purposes of Nasdaq Listing Rule 5635(b), of the issuance of up to 4,545,455 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the aggregate (subject to adjustment under certain circumstances), pursuant to a pre-funded warrant (the “Pre-Funded Warrant”) issued to Eshelman Ventures, LLC (“Eshelman Ventures”), based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,604,647	211,558	3,348	0

Proposal 2 — Adjournment Proposal

The stockholders ratified and approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the Special Meeting to approve Proposal 1 (the Issuance Proposal), based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

9,597,700	216,870	1,004,983	0

Item 8.01. Other Events.

On April 1, 2022, Eshelman Ventures, after obtaining the requisite approval from the Company’s stockholders at the Special Meeting, exercised the Pre-Funded Warrant in full and was issued 4,545,455 shares of Common Stock. The 4,545,455 shares of Common Stock have been registered under the Company’s registration statement on Form S-3 (File No. 333-262020), which was declared effective by the SEC on January 18, 2022. After the exercise of the Pre-Funded Warrant, Eshelman Ventures owns an aggregate of 9,211,769 shares of Common Stock as well as a warrant to purchase up to 860,216 shares of Common Stock. As of April 1, 2022, the Company had a total of 28,825,028 shares of Common Stock outstanding.

Eshelman Ventures is controlled by Fredric N. Eshelman, Pharm.D., the Company’s Executive Chairman of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2022	ARAVIVE, INC. (Registrant)

	By:	/s/ Vinay Shah
	Name:	Vinay Shah
	Title:	Chief Financial Officer

2